Income Taxes	12 Months Ended
Dec. 31, 2019
Net Deferred Tax Assets And Liabilities [Abstract]
Income Taxes

NOTE 15. INCOME TAXES

The provision for income taxes differs from that which would be expected by applying statutory Canadian income tax rates.

A reconciliation of the difference for the years ended December 31, is as follows:

	2019	2018
Loss before income taxes	$(8,339)	$(323,596)
Federal and provincial statutory rates	27%	27%
Tax at statutory rates	$(2,252)	$(87,371)
Adjusted for the effect of:
Non-deductible expenses	1,597	49,455
Non-taxable capital gains	(1,408)	(845)
Impact of foreign tax rates	(13,549)	4,861
Withholding taxes	1,262	1,061
Taxes related to prior years	(1,975)	3,803
Other	1,368	(290)
Income tax recovery	$(14,957)	$(29,326)

In 2019, the Province of Alberta announced various reductions to corporate income tax rates, that when fully implemented over the next three years will decrease the provincial corporate income tax rate from 12% to 8% by 2022. The impact of this rate reduction is nominal and has been reflected in the current year tax recovery.

On December 22, 2017, the United States government enacted new tax legislation which, in addition to changing certain U.S. federal income tax laws, reduced the U.S. federal income tax rate from 35% to 21% effective January 1, 2018. The impact of the lower U.S. federal income tax rate on Precision’s U.S. subsidiaries was reflected as at December 31, 2017.

The net deferred tax liability is comprised of the tax effect of the following temporary differences:

	2019	2018
Deferred tax liability:
Property, plant and equipment and intangibles	$426,934	$467,109
Debt issue costs	3,280	3,534
Partnership deferrals	850	1,730
Other	7,926	5,722
	438,990	478,095
Offsetting of assets and liabilities	(413,601)	(405,316)
	25,389	72,779

Deferred tax assets:
Losses (expire from time to time up to 2038)	402,025	423,595
Long-term incentive plan	6,131	6,849
Other	10,169	11,752
	418,325	442,196
Offsetting of assets and liabilities	(413,601)	(405,316)
	4,724	36,880

Net deferred tax liability	$20,665	$35,899

Included in the deferred tax assets at December 31, 2019 is $5 million of tax-effected temporary differences related to the Corporation’s international operations and at December 31, 2018, $37 million related to the Corporation’s U.S. and international operations.

The Corporation has certain loss carryforwards in U.S. and international locations and capital loss carry forwards in Canada for which it is unlikely that sufficient future taxable income will be available. Accordingly, the Corporation has not recognized a deferred tax asset on these losses totaling $31 million and $33 million, respectively.

The movement in temporary differences is as follows:

	Property, Plant and Equipment and Intangibles	Partnership Deferrals	Other Deferred Tax Liabilities	Losses	Debt Issue Costs	Long-Term Incentive Plan	Other Deferred Tax Assets	Net Deferred Tax Liability
Balance, December 31, 2017	$454,613	$(335)	$6,709	$(368,133)	$3,352	$(7,935)	$(11,182)	$77,089
Recognized in net loss	(9,667)	2,065	(1,005)	(30,660)	182	1,325	(139)	(37,899)
Effect of foreign currency exchange differences	22,163	—	18	(24,802)	—	(239)	(431)	(3,291)
Balance, December 31, 2018	$467,109	$1,730	$5,722	$(423,595)	$3,534	$(6,849)	$(11,752)	$35,899
Recognized in net earnings	(26,825)	(880)	2,216	7,874	(254)	572	1,260	(16,037)
Effect of foreign currency exchange differences	(13,350)	—	(12)	13,696	—	146	323	803
Balance, December 31, 2019	$426,934	$850	$7,926	$(402,025)	$3,280	$(6,131)	$(10,169)	$20,665

At December 31, 2019, Precision had unrecognized tax benefits of $nil. At December 31, 2018, Precision had $2 million of unrecognized tax benefits that, if recognized, would have a favourable impact on Precision’s effective income tax rate in future periods. Precision classifies interest accrued on unrecognized tax benefits and income tax penalties as income tax expense. Included in the unrecognized tax benefit, as at December 31, 2018 was interest and penalties of $1 million.